Exhibit 23.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-4 of Mid-America Apartment Communities, Inc. of our report dated February 26, 2016, relating to the consolidated financial statements and financial statement schedule of Post Properties, Inc. and subsidiaries (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedule and includes an explanatory paragraph relating to the changes in the method of accounting for and disclosure of discontinued operations for the year ended December 31, 2014 due to the adoption of Accounting Standards Update 2014-08) and our report dated February 26, 2016 relating to the effectiveness of the Post Properties, Inc.’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Post Properties, Inc. and Post Apartment Homes, L.P. for the year ended December 31, 2015, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Atlanta, Georgia

September 12, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-4 of Mid-America Apartment Communities, Inc. of our report dated February 26, 2016, relating to the consolidated financial statements and financial statement schedule of Post Apartment Homes, L.P. and subsidiaries (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedule and includes an explanatory paragraph relating to the changes in the method of accounting for and disclosure of discontinued operations for the year ended December 31, 2014 due to the adoption of Accounting Standards Update 2014-08) and our report dated February 26, 2016 relating to the effectiveness of the Post Apartment Homes, L.P.’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Post Properties, Inc. and Post Apartment Homes, L.P. for the year ended December 31, 2015, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Atlanta, Georgia

September 12, 2016